                                                                    EXHIBIT 10.8


                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is dated as of _____________, 199_, effective as of ______________, 199_ ("Effective Date"), between Andrew S. Hochberg ("Consultant"), on the one hand and Gart Bros. Sporting Goods Company, a Delaware corporation ("Sporting") and Sportmart, Inc., a Delaware corporation ("Sportmart" and collectively with Sporting, the "Company"), on the other hand.

                                    RECITAL

         Consultant has been employed by Sportmart, as ________________, Sporting is a wholly owned subsidiary of Gart Sports Company, a Delaware corporation ("Holdings") and, effective ____________________, 199__, Sportmart also became a wholly owned subsidiary of Holdings. In recognition of the unique value the Consultant can provide to the Company, the Company wishes to retain Consultant, and the Consultant wishes to provide consulting services to the Company, on the terms and conditions of this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual covenants in this Agreement, the parties agree as follows:

1. Consulting Arrangement. During the Consulting Term, Consultant shall be available from time to time at mutually acceptable times and on an as needed basis (for up to but no more than 80 hours per month for the first three (3) months of the Consulting Term, as hereafter defined, and for up to but no more than 30 hours per month thereafter) to advise Company with respect to strategic issues, planning, acquisition, merchandising, strategies and operational issues. Consultant may render such consulting services either in person or by telephone. Consultant may provide these consulting services from any location and need not reside within any specific geographic area. Consultant will not be required to perform the consulting services during any period that Consultant is, in the Consultant's physician's sole opinion, physically or mentally unable to perform such consulting services without significant hardship.

2. Term. The term of Consultant's consulting arrangement ("Consulting Term") shall commence on the Effective Date of this Agreement and shall continue for a one year period terminating on the first anniversary of the Effective Date unless terminated before such date to the extent provided by and in accordance with the provisions of Section 4 of this Agreement.

3. Compensation and Related Matters. During the Consulting Term, Consultant shall receive the following compensation and benefits:

         (a) Consulting Payments. During the Consulting Term, the Company shall pay to Consultant an amount equal to fifty percent (50%) of Consultant's annual base salary from Sportmart as in effect on September 26, 1997 ("Total Cash Compensation") in equal bi-weekly periodic installments. Consulting payments under this Agreement shall continue to be paid during any period that consulting services are not required to be performed pursuant to Section 1 hereof due to physical or mental inability as described therein.

         (b) Medical Benefits. During the Consulting Term, the Company shall provide Consultant and his dependents with medical insurance coverage upon terms which, taken as a whole, are no less favorable to Consultant than the medical insurance provided Consultant by Sportmart immediately prior to the commencement of the Consulting Term unless any of the benefits provided to comparable consultants (other than Larry J. Hochberg) by the Company would be significantly more favorable to the Consultant in which event such more favorable benefits will be provided as soon as reasonably practicable. At the end of the one-year Consulting Term provided under Section 2 above, Consultant and Consultant's dependents shall have the right and the Company shall have the obligation to continue medical insurance coverage in accordance with the requirements of Section 4980B(f) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto, as if Consultant had been an executive employee of the Company covered under a group health insurance plan maintained by the Company and such medical insurance coverage terminated at the end of such one-year Consulting Term. During the first six months of the period covered in the preceding sentence, the Company shall pay the premiums for such continued coverage.

         (c) Automobile. Within thirty (30) days after the Effective Date, Consultant may elect to purchase in cash, at the greater of $100.00 or book value as of the Effective Date, the automobile provided to him by Sportmart immediately prior to the Effective Date.

         (d) Expenses. The Company shall reimburse Consultant for all reasonable expenses he incurs in connection with the performance of the consulting services under this Agreement.

4. Termination of Consulting Term. The Consulting Term shall terminate prior to the first anniversary of the Effective Date under either of the circumstances set forth in (a) or (b) below:

         (a) Termination Due to Consultant's Death. The Consulting Term shall terminate upon Consultant's death. The Company shall pay a death benefit upon the Consultant's death in an amount equal to the portion of the Total Cash Compensation which remains to be paid under this Agreement. The death benefit shall be paid to the beneficiary designated by the Consultant for purposes of this Agreement or, in the event the Consultant has not designated a beneficiary, or such beneficiary predeceases the Consultant, to the Consultant's estate.

         (b) Termination Due to Consultant's Disability. If, in the sole opinion of Consultant's physician, as a result of physical or mental illness or injury, Consultant is unable to render consulting services of substantially the kind, nature, and extent required under this Agreement, and such inability is expected in the sole opinion of Consultant's physician to continue for at least six (6) months, Consultant may terminate the Consulting Term for "Permanent Disability." Effective upon termination of the Consulting Term due to Permanent Disability, Consultant shall receive the portion of the Total Cash Compensation which remains to be paid under this Agreement.

         (c) Continued Medical Benefits. Notwithstanding the provisions of this
Section 4, the medical benefits provisions of the first sentence of Section 3(b) will stay in effect for the remainder of the one-year Consulting Term and, thereafter, will continue as provided in the second and third sentences thereof.

5. Severance Benefits. Anything herein to the contrary notwithstanding, in executing and accepting the terms of this Agreement, the Company agrees to pay to Consultant a severance benefit of 18 months salary at Consultant's annual base salary level as in effect on September 26, 1997. The payment will be due and payable in equal monthly installments over 18 months beginning on the date he receives his first payment of Total Cash Compensation. In executing and accepting the terms of this Agreement, the Consultant hereby waives any comparable severance benefits to which he would otherwise be entitled under the Sportmart, Inc. Severance Plan.

6. Other Benefits. Except as provided in Section 5, this Agreement is not in derogation of any other benefits which may be due Consultant with respect to his employment with Sportmart prior to the commencement of the Consulting Term.

7. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, if to Company, at _________________, Attention:____________; and, if to Consultant at: __________________. The
Company or the Consultant may direct in writing that any notice to the Company or the Consultant, respectively, shall be delivered at another address.

8. Successors. The obligations under this Agreement shall be binding on each of the Company's subsidiaries and successors in interest.

9. Nonalienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any such attempt to dispose of any right to benefits payable hereunder shall be void.

10. Governing Law. This Agreement shall be governed by Colorado law in effect at the time of construction. The invalidity or unenforceability, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

11. Non-Employee. Consultant's relationship with the Company is that of an independent contractor and not an employee of the Company.

12. Separate and Independent Obligations. The obligations of Consultant and the Company hereunder are deemed to be separate and independent of each other. For example, the obligations of the Company to make severance and Total Cash Compensation payments and provide medical benefits will continue regardless of any breach or alleged breach of Consultant's obligations hereunder.

13. Joint and Several Liability. The obligations and liabilities of Sporting and Sportmart hereunder are joint and several and each shall be a primary obligor under this Agreement and not merely a surety. No corporate reorganization, merger, sale of assets or comparable changes to, actions or proceedings against or releases or changes in financial condition of either Sporting or Sportmart will effect the liability of the other hereunder.

14. Miscellaneous. This Agreement contains the parties' entire agreement with respect to its subject matter and supersedes all prior agreements and understandings with respect to its subject matter. No modification of this Agreement shall be binding unless in writing and signed by all parties.

Consultant                            Gart Bros. Sporting Goods Company


Andrew S. Hochberg                    By:
                                           -------------------------------------


                                           -------------------------------------
                                           Its:



                                      Sportmart, Inc.

                                      By:
                                           -------------------------------------


                                           -------------------------------------
                                           Its:

                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is dated as of _____________, 199_, effective as of ______________, 199_ ("Effective Date"), between Larry J. Hochberg ("Consultant"), on the one hand and Gart Bros. Sporting Goods Company, a Delaware corporation ("Sporting") and Sportmart, Inc., a Delaware corporation ("Sportmart" and collectively with Sporting, the "Company"), on the other hand.

                                    RECITAL

         Consultant has been employed by Sportmart, as ______________, Sporting is a wholly owned subsidiary of Gart Sports Company, a Delaware corporation ("Holdings") and, effective ____________________, 199__, Sportmart also became a wholly owned subsidiary of Holdings. In recognition of the unique value the Consultant can provide to the Company, the Company wishes to retain Consultant, and the Consultant wishes to provide consulting services to the Company, on the terms and conditions of this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual covenants in this Agreement, the parties agree as follows:

1. Consulting Arrangement. During the Consulting Term, Consultant shall be available from time to time at mutually acceptable times and on an as needed basis (for up to but no more than 80 hours per month for the first three (3) months of the Consulting Term, as hereafter defined, and for up to but no more than 30 hours per month thereafter) to advise Company with respect to strategic issues, planning, acquisition, merchandising, strategies and operational issues. Consultant may render such consulting services either in person or by telephone. Consultant may provide these consulting services from any location and need not reside within any specific geographic area. Consultant will not be required to perform the consulting services during any period that Consultant is, in the Consultant's physician's sole opinion, physically or mentally unable to perform such consulting services without significant hardship.

2. Term. The term of Consultant's consulting arrangement ("Consulting Term") shall commence on the Effective Date of this Agreement and shall continue for a one year period terminating on the first anniversary of the Effective Date unless terminated before such date to the extent provided by and in accordance with the provisions of Section 4 of this Agreement.

3. Compensation and Related Matters. During the Consulting Term, Consultant shall receive the following compensation and benefits:

    (a) Consulting Payments. During the Consulting Term, the Company shall pay to Consultant an amount equal to fifty percent (50%) of Consultant's annual base salary from Sportmart as in effect on September 26, 1997 ("Total Cash Compensation") in equal bi-weekly periodic installments. Consulting payments under this Agreement shall continue to be paid during any period that consulting services are not required to be performed pursuant to Section 1 hereof due to physical or mental inability as described therein.

     (b) Medical Benefits. The Company hereby acknowledges and confirms its obligations, as the successor to Sportmart, Inc., to continue to provide lifetime medical benefits for the Consultant and his spouse as provided under that certain letter agreement by and between Sportmart and the Consultant dated March 8, 1996 which is attached hereto as Exhibit A and hereby agrees to perform such letter agreement in accordance with its terms.

     (c) Automobile. Within thirty (30) days after the Effective Date, Consultant, may, at his option, assume the automobile lease for the automobile provided to him by Sportmart immediately prior to the Effective Date, exercise the purchase option under the lease or return the automobile to the Company.

     (d) Expenses. The Company shall reimburse Consultant for all reasonable expenses he incurs in connection with the performance of the consulting services under this Agreement.

 4. Termination of Consulting Term. The Consulting Term shall terminate prior to the first anniversary of the Effective Date under either of the circumstances set forth in (a) or (b) below:

     (a) Termination Due to Consultant's Death. The Consulting Term shall terminate upon Consultant's death. The Company shall pay a death benefit upon the Consultant's death in an amount equal to the portion of the Total Cash Compensation which remains to be paid under this Agreement. The death benefit shall be paid to the beneficiary designated by the Consultant for purposes of this Agreement or, in the event the Consultant has not designated a beneficiary, or such beneficiary predeceases the Consultant, to the Consultant's estate.

     (b) Termination Due to Consultant's Disability. If, in the sole opinion of Consultant's physician, as a result of physical or mental illness or injury, Consultant is unable to render consulting services of substantially the kind, nature, and extent required under this Agreement, and such inability is expected in the sole opinion of Consultant's physician to continue for at least six (6) months, Consultant may terminate the Consulting Term for "Permanent Disability." Effective upon termination of the Consulting Term due to Permanent Disability, Consultant shall receive the portion of the Total Cash Compensation which remains to be paid under this Agreement.

     (c) Continued Medical Benefits. Notwithstanding the provisions of this
Section 4, the medical benefits provisions under Section 3(b) will continue as provided therein.

 5. Severance Benefits. Anything herein to the contrary notwithstanding, in executing and accepting the terms of this Agreement, the Company agrees to pay to Consultant a severance benefit of 18 months salary at Consultant's annual base salary level as in effect on September 26, 1997. The payment will be due and payable in equal monthly installments over 18 months beginning on the date he receives his first payment of Total Cash Compensation. In executing and accepting the terms of this Agreement, the Consultant hereby waives any comparable severance benefits to which he would otherwise be entitled under the Sportmart, Inc. Severance Plan.

 6. Other Benefits. Except as provided in Section 5, this Agreement is not in derogation of any other benefits which may be due Consultant with respect to his employment with Sportmart prior to the commencement of the Consulting
Term.

 7. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, if to Company, at _________________, Attention:____________; and, if to Consultant at: __________________. The
Company or the Consultant may direct in writing that any notice to the Company or the Consultant, respectively, shall be delivered at another address.

 8. Successors. The obligations under this Agreement shall be binding on each of the Company's subsidiaries and successors in interest.

 9. Nonalienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any such attempt to dispose of any right to benefits payable hereunder shall be void.

10. Governing Law. This Agreement shall be governed by Colorado law in effect at the time of construction. The invalidity or unenforceability, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

11. Non-Employee. Consultant's relationship with the Company is that of an independent contractor and not an employee of the Company.

12. Separate and Independent Obligations. The obligations of Consultant and the Company hereunder are deemed to be separate and independent of each other. For example, the obligations of the Company to make severance and Total Cash compensation payments and provide medical benefits will continue regardless of any breach or alleged breach of Consultant's obligations hereunder.

13. Joint and Several Liability. The obligations and liabilities of Sporting and Sportmart hereunder are joint and several and each shall be a primary obligor under this Agreement and not merely a surety. No corporate reorganization, merger, sale of assets or comparable changes to, actions or proceedings against or releases or changes in financial condition of either Sporting or Sportmart will effect the liability of the other hereunder.

14. Miscellaneous. This Agreement contains the parties' entire agreement with respect to its subject matter and supersedes all prior agreements and understandings with respect to its subject matter. No modification of this Agreement shall be binding unless in writing and signed by all parties.

Consultant                            Gart Bros. Sporting Goods Company


                                      By:
--------------------------------           -------------------------------------
Larry J. Hochberg                          Its:
                                               ---------------------------------


                                      Sportmart, Inc.


                                      By:
                                           -------------------------------------

                                           Its:
                                                --------------------------------

                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is dated as of _____________, 199_, effective as of ______________, 199_ ("Effective Date"), between John A. Lowenstein ("Consultant"), on the one hand and Gart Bros. Sporting Goods Company, a Delaware corporation ("Sporting") and Sportmart, Inc., a Delaware corporation ("Sportmart" and collectively with Sporting, the "Company"), on the other hand.

                                    RECITAL

         Consultant has been employed by Sportmart, as ______________.
Sporting is a wholly owned subsidiary of Gart Sports Company, a Delaware corporation ("Holdings") and, effective __________________, 199__, Sportmart also became a wholly owned subsidiary of Holdings. In recognition of the unique value the Consultant can provide to the Company, the Company wishes to retain Consultant, and the Consultant wishes to provide consulting services to the Company, on the terms and conditions of this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual covenants in this Agreement, the parties agree as follows:

1. Consulting Arrangement. During the Consulting Term, Consultant shall be available from time to time at mutually acceptable times and on an as needed basis (for up to but no more than 80 hours per month for the first three (3) months of the Consulting Term, as hereafter defined, and for up to but no more than 30 hours per month thereafter) to advise Company with respect to strategic issues, planning, acquisition, merchandising, strategies and operational issues. Consultant may render such consulting services either in person or by telephone. Consultant may provide these consulting services from any location and need not reside within any specific geographic area. Consultant will not be required to perform the consulting services during any period that Consultant is, in the Consultant's physician's sole opinion, physically or mentally unable to perform such consulting services without significant hardship.

2. Term. The term of Consultant's consulting arrangement ("Consulting Term") shall commence on the Effective Date of this Agreement and shall continue for a one year period terminating on the first anniversary of the Effective Date unless terminated before such date to the extent provided by and in accordance with the provisions of Section 4 of this Agreement.

3. Compensation and Related Matters. During the Consulting Term, Consultant shall receive the following compensation and benefits:

    (a) Consulting Payments. During the Consulting Term, the Company shall pay to Consultant an amount equal to fifty percent (50%) of Consultant's annual base salary from Sportmart as in effect on September 26, 1997 ("Total Cash Compensation") in equal bi-weekly periodic installments. Consulting payments under this Agreement shall continue to be paid during any period that consulting services are not required to be performed pursuant to Section 1 hereof due to physical or mental inability as described therein.

     (b) Medical Benefits. During the Consulting Term, the Company shall provide Consultant and his dependents with medical insurance coverage upon terms which, taken as a whole, are no less favorable to Consultant than the medical insurance provided Consultant by Sportmart immediately prior to the commencement of the Consulting Term unless any of the benefits provided to comparable consultants (other than Larry J. Hochberg) by the Company would be significantly more favorable to the Consultant in which event such more favorable benefits will be provided as soon as reasonably practicable. At the end of the one-year Consulting Term provided under Section 2 above, Consultant and Consultant's dependents shall have the right and the Company shall have the obligation to continue medical insurance coverage in accordance with the requirements of Section 4980B(f) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto, as if Consultant had been an executive employee of the Company covered under a group health insurance plan maintained by the Company and such medical insurance coverage terminated at the end of such one-year Consulting Term. During the first six months of the period covered in the preceding sentence, the Company shall pay the premiums for such continued coverage.

     (c) Automobile. Within thirty (30) days after the Effective Date, Consultant may elect to purchase in cash, at the greater of $100.00 or book value as of the Effective Date, the automobile provided to him by Sportmart immediately prior to the Effective Date.

     (d) Expenses. The Company shall reimburse Consultant for all reasonable expenses he incurs in connection with the performance of the consulting services under this Agreement.

     4. Termination of Consulting Term. The Consulting Term shall terminate prior to the first anniversary of the Effective Date under either of the circumstances set forth in (a) or (b) below:

     (a) Termination Due to Consultant's Death. The Consulting Term shall terminate upon Consultant's death. The Company shall pay a death benefit upon the Consultant's death in an amount equal to the portion of the Total Cash Compensation which remains to be paid under this Agreement. The death benefit shall be paid to the beneficiary designated by the Consultant for purposes of this Agreement or, in the event the Consultant has not designated a beneficiary, or such beneficiary predeceases the Consultant, to the Consultant's estate.

     (b) Termination Due to Consultant's Disability. If, in the sole opinion of Consultant's physician, as a result of physical or mental illness or injury, Consultant is unable to render consulting services of substantially the kind, nature, and extent required under this Agreement, and such inability is expected in the sole opinion of Consultant's physician to continue for at least six (6) months, Consultant may terminate the Consulting Term for "Permanent Disability." Effective upon termination of the Consulting Term due to Permanent Disability, Consultant shall receive the portion of the Total Cash Compensation which remains to be paid under this Agreement.

     (c)   Continued Medical Benefits. Notwithstanding the provisions of this
Section 4, the medical benefits provisions of the first sentence of Section
3(b) will stay in effect for the remainder of the one-year Consulting Term and, thereafter, will continue as provided in the second and third sentences thereof.

5. Severance Benefits. Anything herein to the contrary notwithstanding, in executing and accepting the terms of this Agreement, the Company agrees to pay to Consultant a severance benefit of 18 months salary at Consultant's annual base salary level as in effect on September 26, 1997. The payment will be due and payable in equal monthly installments over 18 months beginning on the date he receives his first payment of Total Cash Compensation. In executing and accepting the terms of this Agreement, the Consultant hereby waives any comparable severance benefits to which he would otherwise be entitled under the Sportmart, Inc. Severance Plan.

6. Other Benefits. Except as provided in Section 5, this Agreement is not in derogation of any other benefits which may be due Consultant with respect to his employment with Sportmart prior to the commencement of the Consulting Term.

7. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, if to Company, at _________________, Attention:____________; and, if to Consultant at: __________________. The
Company or the Consultant may direct in writing that any notice to the Company or the Consultant, respectively, shall be delivered at another address.

8. Successors. The obligations under this Agreement shall be binding on each of the Company's subsidiaries and successors in interest.

9. Nonalienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any such attempt to dispose of any right to benefits payable hereunder shall be void.

10. Governing Law. This Agreement shall be governed by Colorado law in effect at the time of construction. The invalidity or unenforceability, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

11. Non-Employee. Consultant's relationship with the Company is that of an independent contractor and not an employee of the Company.

12. Separate and Independent Obligations. The obligations of Consultant and the Company hereunder are deemed to be separate and independent of each other. For example, the obligations of the Company to make severance and Total Cash Compensation payments and provide medical benefits will continue regardless of any breach or alleged breach of Consultant's obligations hereunder.

13. Joint and Several Liability. The obligations and liabilities of Sporting and Sportmart hereunder are joint and several and each shall be a primary obligor under this Agreement and not merely a surety. No corporate reorganization, merger, sale of assets or comparable changes to, actions or proceedings against or releases or changes in financial condition of either Sporting or Sportmart will effect the liability of the other hereunder.

14. Miscellaneous. This Agreement contains the parties' entire agreement with respect to its subject matter and supersedes all prior agreements and understandings with respect to its subject matter. No modification of this Agreement shall be binding unless in writing and signed by all parties.

Consultant                            Gart Bros. Sporting Goods Company

-------------------------------
John A. Lowenstein                    By:
                                           -------------------------------------

                                           Its:
                                               ---------------------------------


                                      Sportmart, Inc.


                                      By:
                                           -------------------------------------

                                           Its:
                                               ---------------------------------



                                       3